Commitments	12 Months Ended
Dec. 31, 2024
Commitments
Commitments

17.Commitments

The Company has long-term arrangements with commitments that are not recognized as liabilities as at December 31, 2024 and December 31, 2023 are as follows:

a)	Employment Agreements

	December 31,	December 31,
	2024	2023
	$	$
Management services – officers	321,000	321,000

The President, CEO, and a director of the Company has a long-term employment agreement with the Company. The agreement has a termination clause whereby he is entitled to the equivalent of 12 times his then current monthly salary which, as of December 31, 2024 and 2023, equated to an annual salary of $321,000.

b)	Payments

In the normal course of business, the Company has committed to payments totaling $323,000 (December 31,2023 - $446,000) for activities related to its clinical trial, manufacturing, collaboration programs, and other regular business activities which are expected to occur over the next two years.